Note 9 - Costamare Ventures Inc.	12 Months Ended
Dec. 31, 2021
Notes to Financial Statements
Costamare Ventures Inc. [Text Block]

9. Costamare Ventures Inc.:

On May 18, 2015, the Company, along with its wholly owned subsidiary, Costamare Ventures Inc. (“Costamare Ventures”), amended and restated the Framework Deed, which was further amended on June 12, 2018 (the “Framework Deed”) with York to invest jointly in the acquisition and construction of container vessels. Under the Framework Deed, the decisions regarding vessel acquisitions are made jointly by Costamare Ventures and York and the Company reserves the right to acquire any vessels that York decides not to pursue. The commitment period ended on May 15, 2020 and the termination of the Framework Deed will occur on May 15, 2024, or upon the occurrence of certain extraordinary events as described therein.

On termination and on the occurrence of certain extraordinary events, Costamare Ventures may elect to divide the vessels owned by all such vessel-owning entities between itself and York to reflect their cumulative participation in all such entities. Costamare Shipping provides ship management and administrative services to the vessels acquired under the Framework Deed, with the right to subcontract to V.Ships Greece.

As at December 31, 2021, the Company holds 49% of the capital stock of six jointly-owned companies formed pursuant to the Framework Deed with York (Note 10). The Company accounts for the entities formed under the Framework Deed as equity investments.